Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated March 26, 2004 (this “Amendment”), is among SONIC AUTOMOTIVE, INC., a Delaware corporation (the “Borrower”), FORD MOTOR CREDIT COMPANY, a Delaware corporation (“Ford Credit”), DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, a Michigan limited liability company (“Chrysler Financial”), TOYOTA MOTOR CREDIT CORPORATION, a California corporation (“Toyota Credit”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States of America (“Bank of America”), MERRILL LYNCH CAPITAL CORPORATION, a Delaware corporation (“Merrill Lynch”), and JPMORGAN CHASE BANK, a New York state chartered bank (“JPMorgan”), and Ford Credit, as Agent, and amends the Second Amended and Restated Credit Agreement, dated February 5, 2003, among Borrower, Ford Credit, Chrysler Financial, Toyota Credit and Bank of America (the “Agreement”).

The Agreement provides for the Loan to Borrower in the aggregate principal amount of $500,000,000.00, to be made severally by Ford Credit, Chrysler Financial, Toyota Credit and Bank of America in accordance with the terms thereof. By this Amendment the parties wish to increase the aggregate principal amount of the Loan to $550,000,000.00, to add Merrill Lynch and JPMorgan as Lenders under the Agreement, and to incorporate certain waivers and amendments requested by Borrower in its letter dated July 28, 2003 and agreed to by Agent and Lenders then party to the Agreement.

In consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

1. Definitions. Except as defined herein, all capitalized terms shall have the meanings set forth in the Agreement. Since the Wholesale Agreement has been terminated, the definition of “Wholesale Agreement” in Article I of the Agreement is deleted.

2. Increase in the Loan. The aggregate principal amount of the Loan is increased to $550,000,000.00. Accordingly, the definitions of “Aggregate Commitments” and “Loan” in Article I of the Agreement are modified in their entirety, as follows:

“Aggregate Commitments” means $550,000,000.00 or such lesser amount as may from time to time be in effect pursuant to Section 2.3 hereof.”

“Loan” means, collectively, the revolving credit loans from Lender to Borrower in the aggregate principal amount of $550,000,000.00, evidenced by the Notes and secured by the Loan Documents.”

3. Additional Lenders. JPMorgan and Merrill Lynch will become Lenders under the Agreement with Commitments as set forth on the Schedule 1.1.4 attached hereto and incorporated herein by reference, which supersedes and replaces the Schedule 1.1.4 to the Agreement. Further, the definitions of “JPMorgan” and “Merrill Lynch” are added to Article I of the Agreement and the definition of “Lenders” in Article I of the Agreement is modified in its entirety, as set forth below:

“JPMorgan” means JPMorgan Chase Bank, a New York state chartered bank, and its successors and assignees.”

“Merrill Lynch” means Merrill Lynch Capital Corporation, a Delaware corporation, and its successors and assignees.”

“Lenders” means collectively, Ford Credit, Chrysler Financial, Toyota Credit, Bank of America, Merrill Lynch and JPMorgan, and their respective successors and Eligible Assignees; each of the Lenders may be referred to individually as “Lender”. ”

Since JPMorgan will also provide Sonic Dealerships with Wholesale Lines, the definition of Wholesale Line in Article I of the Agreement is amended in its entirety to state as follows:

“Wholesale Line” means any automotive floor plan wholesale credit line, service loaner, daily rental or demonstrator line and/or arrangements for the purchase of chattel paper made by Ford Credit, Chrysler Financial, General Motors Acceptance Corporation, Toyota Credit, Bank of America, JPMorgan, any Lender and any affiliate or subsidiary thereof to a Sonic Dealership. ”

4. Increase in Letter of Credit Sublimit. The Letter of Credit Sublimit is increased to $82,000,000.00. Accordingly, the definition of “Letter of Credit Sublimit” in Article I of the Agreement is amended in its entirety to state as follows:

“Letter of Credit Sublimit” means an amount equal to $82,000,000.00. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.”

5. Repayments and Requests for Advance. (a) Borrower will provide Agent with notice of any optional payments over $50,000,000.00 at least two Business Days prior to such payments. Accordingly, Subsection 2.2 (A) of the Agreement is modified in its entirety as follows:

“(A) Optional Payments. The Borrower may from time to time repay or prepay without penalty or premium all or any part of the outstanding Advances; provided, however, that any such payment must be at least $500,000.00, and that the Borrower must provide Agent with notice by 12:00 noon (Eastern Standard Time) two Business Days prior to such payment for payments over $50,000,000.00 and by 12:00 noon on the day of such payment for payments of $50,000,000.00 or less.”

(b) Borrower will provide Agent with notice of any Advances over $50,000,000.00 at least two Business Days prior to such Advance. Accordingly, the first sentence of Section 2.4 of the Agreement is modified in its entirety as follows:

“The Borrower shall give Agent irrevocable notice in substantially the form of Exhibit B hereto (a “Borrowing Notice”) not later than 12:00 noon (Eastern Standard Time) two Business Days prior to the Borrowing Date for any Advance over $50,000,000.00 and by 12:00 noon (Eastern Standard Time) on the Borrowing Date for any other Advance, specifying: (i) the Borrowing Date (which must be a Business Day) of such Advance; (ii) the aggregate amount of such Advance; (iii) the use of proceeds of such Advance, and (iv) the account or accounts into which the Advances should be funded.”

(c) Further, the reference to “Section 2.1 (B) (ii) (c)” in the first sentence of Section 2.1 (B) (ii) (a) of the Agreement is amended to refer to “Section 2.1 (B) (ii) (d)”.

6. Termination/Reduction Fee; Termination Date. (a) Subsection 2.3 (iii) of the Agreement is amended to state as follows:

“(iii) one-quarter of one percent (0.25%), if Borrower terminates/reduces the Aggregate Commitments after October 31, 2004, but on or before October 31, 2005; or”

(b) The second sentence of Section 2.10 of the Agreement is amended in its entirety to state as follows:

“The Borrower shall deliver the Extension Notice to Agent on or before the date that is at least 45 and not more than 90 days prior to October 31 for the calendar year 2004 and each subsequent calendar year in which such option is available.”

7. Reports. The Lenders and Borrower have clarified the reporting requirements with respect to the BHPH Collateral. Therefore, Subsection 5.1 (A) (v) of the Agreement is amended in its entirety to state as follows:

“(v) BHPH Collateral Reports. Within twenty (20) Business Days after the end of each fiscal quarter, or at such frequency as Agent may request from time to time, reports covering BHPH Collateral, which include (a) summary of the BHPH Collateral receivables and reserves by branch; (b) HMC Finance static pool reports (by percentage and by gross numbers); (c) charge off reports, including a repossession summary; and (d) a balance sheet for HMC Finance by branch office and by account. Such reports shall contain a summary of customer contract trial balances, delinquency and aging reports, loss experience analysis, paid off contracts information, charged off accounts, repossessions and auction information. All reports shall be certified as true and accurate by an authorized corporate officer of HMC Finance.”

Subsection (vi) of Section 5.1 (A) of the Agreement is deleted in its entirety, and subsections (vii) and (viii) of Section 5.1 (A) are re-numbered to reflect the deletion of this subsection.

8. Restricted Payments. Borrower will be allowed to make certain cash dividend payments on Equity Interests in Borrower so long as certain conditions are satisfied. Accordingly, Section 5.3 (E) of the Agreement is amended in its entirety to state as follows:

“(E) Restricted Payments. Neither the Borrower nor any of its Subsidiaries shall declare or make any Restricted Payments, except:

“(i) where the consideration therefore consists solely of Equity Interests (but excluding Disqualified Stock) of the Borrower or its Subsidiaries provided no Change of Control would occur as a result thereof;

“(ii) in connection with the payment of dividends by a Subsidiary to its parent provided such parent is a Guarantor;

“(iii) the redemption or repurchase by Borrower of any Equity Interests of the Borrower or a Subsidiary of Borrower, now or hereafter outstanding, provided that after giving effect to such redemption or repurchase, Borrower remains in compliance with the Financial Covenants set forth in Section 5.4 hereof; and

“(iv) cash dividend payments on Equity Interests in Borrower, so long as no Event of Default or Unmatured Default has occurred and is continuing and provided that, after giving effect to the payment of such dividends, Borrower remains in compliance with the terms and conditions of this Agreement.”

9 Additional Financial Covenant. The Adjusted Fixed Charge Coverage Ratio is added as an additional financial covenant to the Agreement. Therefore, the following Subsection (E) is added to Section 5.4 of the Agreement:

“(E) Adjusted Fixed Charge Coverage Ratio. The Borrower shall maintain a ratio (the “Adjusted Fixed Charge Coverage Ratio”) of (i) EBITDAR less Capital Expenditures, to (ii) the sum of (a) Interest Expense, plus (b) scheduled amortization of the principal portion of all Indebtedness for money borrowed, plus (c) Rentals, plus (d) taxes paid in cash, plus (e) any cash dividends paid by Borrower, plus (f) any amounts paid by Borrower pursuant to the exception allowed by 5.3 (E) (iii), during such period of the Borrower and its Subsidiaries of at least 1.15:1. In each case the Adjusted Fixed Charge Coverage Ratio shall be determined as of the last day of each fiscal quarter for the four-quarter period ending on such day.”

Also, the following definition is added to Article I of the Agreement:

“Adjusted Fixed Charge Coverage Ratio” is defined in Section 5.4 (E).”

10. Conditions Precedent. This Amendment shall not become effective unless and until all of the following conditions precedent are either satisfied by Borrower or waived by all of the Lenders (the date upon which all such conditions precedent are either satisfied or waived is referred to herein as the “Amendment Effective Date”):

(a) no law, regulation, order, judgment or decree of any Governmental Authority shall, and no Lender shall have received any notice that litigation is pending or threatened which is likely to, (1) enjoin, prohibit or restrain the making of an Advance under the Agreement, or (2) impose or result in the imposition of a Material Adverse Effect;

(b) all due diligence materials requested by the Lenders from the Borrower shall have been delivered to the Lenders and such due diligence materials shall be in form and substance satisfactory to the Lenders;

(c) the Borrower has furnished to the Agent each of the following, all in form and substance satisfactory to the Agent:

(1) this Amendment, duly executed by the Borrower;

(2) the Third Amended and Restated Promissory Note in the principal amount of $550,000,000.00 from the Borrower to other order of Ford Credit, duly executed by the Borrower;

(3) the Promissory Note in the principal amount of $20,000,000.00 from Borrower to other order of Merrill Lynch, duly executed by the Borrower;

(4) the Promissory Note in the principal amount of $30,000,000.00 from Borrower to other order of JPMorgan, duly executed by the Borrower;

(5) the Reaffirmation of Guaranty and Collateral Documents executed by each Guarantor;

(6) the Third Amended and Restated Contribution Agreement, duly executed by each Guarantor;

(7) the Third Amended and Restated Cross Default Agreement, duly executed by the parties thereto;

(8) to the extent any Sonic Dealership, Non-Dealership Guarantor or Subsidiary Holding Company has any Indebtedness other than Permitted Indebtedness, pay-out letters, releases and UCC-3 Termination Statements, where applicable, from all third-party creditors releasing all Liens securing any such Indebtedness;

(9) Certificate of good standing for the Borrower from its jurisdiction of incorporation;

(10) a Secretary’s Certificate from the Borrower and each Guarantor certifying that since the most recent submission of such information/documents to Agent, including any newly acquired entities by Borrower, there has been no change in (1) each such entity’s jurisdiction of incorporation, (2) Articles of Incorporation, (3) By-Laws, (4) each such entity’s good standing with its state of incorporation/jurisdiction, and (5) each such entity’s legal name and certifying the incumbency of the officers of the Borrower and each Guarantor;

(11) a certificate signed by the chief financial officer of the Borrower stating that as of the Amendment Effective Date, no Event of Default or Unmatured Default has occurred and is continuing and setting forth the calculation of the Sonic Group’s Scaled Assets as of most recent quarterly report of Scaled Assets published by Borrower prior to the date of this Amendment, and the representations and warranties of the Borrower as set forth in the Credit Agreement are true and correct with full force and effect as if made on the Amendment Effective Date;

(12) the Third Amended and Restated Master Intercreditor Agreement executed by all parties thereto;

(13) an opinion of counsel to the Agent for the benefit of the Lenders in form and substance acceptable to the Lenders; and

(14) such consents, waivers or other documents as the Lender or its counsel may have reasonably requested.

11. Amendment Effective Date. Up and until the Amendment Effective Date, the terms and conditions of the Agreement and all Loan Documents shall be in full force and effect and shall control the obligations and requirements among the Borrower, Guarantors, Ford Credit, as Agent and Lender, and Chrysler Financial, Toyota Credit and Bank of America, as Lenders.

12. General. Borrower reaffirms its agreements and obligations under the Collateral Documents with respect to the Loan and the Agreement, as amended by this Amendment. On and after the Amendment Effective Date, the Agreement, as amended by this Amendment, shall be in full force and effect in accordance with the terms thereof.

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IN WITNESS WHEREOF, the Borrower, the Agent and each Lender have executed this Agreement as of the date first above written.

SONIC AUTOMOTIVE, INC.,
as the Borrower

By:	/s/ E. Lee Wyatt, Jr.
Name:	E. Lee Wyatt, Jr.
Title:	Senior Vice President, Chief Financial Officer

Address:
6415 Idlewild Road
Suite 109
Charlotte, North Carolina 28212
Attention: E. Lee Wyatt
Telephone No.: (704) 566-2400
Facsimile No.: (704) 566-6031

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FORD MOTOR CREDIT COMPANY,
as Lender and as Agent

By:	/s/ Steve Gracz
Name:	Steve Gracz
Title:	National Account Manager

Address:
One American Road
Mail Drop 7140
Dearborn, Michigan 48126

Attention: Major Accounts
Telephone No.: (313) 594-3841
Facsimile No.: (313) 390-5459

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DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, as Lender

By	/s/ Janet Toronski
Name:	Janet Toronski
Title:	Vice President, National Accounts

Address:
27777 Inkster Road
Farmington Hills, MI 48334-5326
Attention: Michele Nowak
Telephone No.: (248) 948-4860
Facsimile No.: (248) 248-6550

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TOYOTA MOTOR CREDIT CORPORATION, as Lender

By:	/s/ P. Reid Boozer
Name:	P. Reid Boozer
Title:	National Accounts Development Manager

Address:
19001 South Western Avenue
Torrance, California 90501
Attention: Tom Brubaker
Telephone No.: (310) 468-3756
Facsimile No.: (310) 468-3501

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BANK OF AMERICA, N.A.,
as Lender

By:	/s/ M. Patricia Kay
Name:	M. Patricia Kay
Title:	Senior Vice President

Address:
Bank of America Auto Group-National Accounts
800 Hingham Street, Suite 200 North
Rockland, Massachusetts 02370
Attention: M. Patricia Kay, Senior Vice President
Telephone No.: (781) 878-2109
Facsimile No.: (781) 878-1136

With copy to:

Bank of America, N.A.
CLSC Automotive Group
NC4-105-03-17
4161 Piedmont Parkway
Greensboro, North Carolina 27410
Attention: M. Patricia Kay
Telephone No.: (336) 805-3991
Facsimile No.: (336) 805-3249

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MERRILL LYNCH CAPITAL CORPORATION, as Lender

By:	/s/ Stephanie Vallillo
Name:	Stephanie Vallillo
Title:	Vice President

Address:

4 World Financial Center Floor 16
New York, New York 10080
Telephone No.: (212) 449-4839
Facsimile No.: (212) 738-1186

With copy to:
Mr. Jake Bailey
15 W. South Temple, Suite 300
Salt Lake City, Utah 84101
Telephone No.: (801) 526-6824
Facsimile No.: (801) 933-8642

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JPMORGAN CHASE BANK, as Lender

By:	/s/ Karen May Sharf
Name:	Karen May Sharf
Title:	Vice President

Address:

270 Park Avenue, 4th Floor
New York, New York 10017
Attention: Karen May Sharf, Vice President
Telephone No.: (212) 270-5659
Facsimile No.: (212) 270-5127

With copy to:

JPMorgan Chase Bank
Loan & Agency Services
1111Fannin-10th Floor
Houston, TX 77002
Attention: Clifford Trapani
Telephone No. (713) 750-7913
Facsimile No. (713) 750-2938

With copy to:

Jeffery Calder
Dealer Financial Services
Chase Manhattan Automotive Finance Corporation
900 Stewart Avenue, 3rd Floor
Garden City, New York 11530

Telephone No.: (516) 745-3698
Facsimile No.: (516) 745-4094

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